Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

(the “Fund”)

Supplement dated March 4, 2022, to the Fund’s Statement of Additional Information (“SAI”),

dated October 1, 2021, as supplemented and amended to date

The following changes are made to the Fund’s SAI effective immediately:

The following is added at the end of the section entitled “Disclosure of Portfolio Holdings Policies and Procedures”:

Legal Counsel. Legal counsel to VC I, the Board, VALIC and its Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to VC I, the Board, SunAmerica or a Subadviser. The information provided is subject to a legal duty of confidentiality.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.